Other non-current Assets (Tables)	6 Months Ended
Jun. 30, 2022
Miscellaneous Noncurrent Assets [Abstract]
Schedule of Other non-current Assets

	December 31,	June 30,
	2021	2022
	RMB’000	RMB’000
Deductible value-added tax	18,045	3,323
Prepayments for purchase of non-current assets (i)	341	1,798
Others	420	485
	18,806	5,606

(i)
As of June 30, 2022, the Group had prepayments of approximately RMB 1.8 million, compared to RMB 0.3 million as of December 31, 2021, primarily due to the purchase of laboratory equipment for Connect Suzhou.